Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

LuminArx Capital Management LP (the “Company”)
Citigroup Global Markets Inc. (the “Structuring Agent”)

(together, the “Specified Parties”)

Re: UPX HIL 2025-1 Issuer Trust– Data File Procedures

We have performed the procedures described below on the specified attributes in (i) an electronic data file entitled “UPX HIL 2025-1 - June 30 Cutoff Tape (2025-07-31)_vF.xlsx” provided by the Structuring Agent on August 3, 2025, on behalf of the Company, containing information on 30,588 consumer home improvement loans (the “Loans”) as of June 30, 2025 (“Data File 1”) and (ii) an electronic data file entitled “UPX HIL 2025-1 - June 30 Cutoff Tape (2025-07-31)_vFFF (2).xlsb” containing additional information related to the 30,588 Loans in Data File 1, provided by the Servicer on August 7, 2025, on behalf of the Company, as of June 30, 2025 (“Data File 2,” and together with Data File 1, the “Data File”) which we were informed are intended to be included as collateral in the offering by UPX HIL 2025-1 Issuer Trust. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts, percentages and credit scores were within $1.00, 0.1%, and 5, respectively.
•	The term “Servicer” means Upgrade, Inc. as the servicer for the Loans.
•	The term “Upgrade Servicing System” means Upgrade, Inc.’s servicing system for the Loans.
•	The term “Loan Documents” means the following information provided by the Servicer, on behalf of the Company for each of the Selected Loans (defined below):
‒	Truth in Lending Disclosure Statement
‒	Credit Score Notice Agreement

The Loan Documents were represented by the Company to be either the original Loan File, electronic copies of the original Loan Documents, and/or electronic records contained within the Upgrade Servicing system, (“System Screenshots”.) We make no representation regarding the validity or accuracy of these documents, or the execution of the Loan Documents by the signor or borrower.

•	The term “System Screenshots” means electronic screenshots provided by the Servicer, on behalf of the Company, containing information from the Upgrade Servicing System for each of the Selected Loans:
–	Masterline and Subline IDs
–	Subline Principal Balance
–	Subline Original Amount, Term, and Maturity Date
–	Original Amount, Term, and Maturity Date
•	The term “Source Documents” means the Loan Documents and System Screenshots.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Loans from the Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.
B.	For each Selected Loan, we compared the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified constituted an exception. The Source Documents are listed in the order of priority.
Attribute	Source Documents
loan_id	System Screenshots
masterline_id	System Screenshots
application_complete_date	Loan Documents, System Screenshots
original_line_amount	System Screenshots
maturity_date	System Screenshots
term_in_months	Loan Documents, System Screenshots
original_interest_rate	Loan Documents, System Screenshots
original_borrower_state	Loan Documents
subline_prinbal	System Screenshots
fico_range_low (credit score)	Loan Documents
fico_range_high (credit score)	Loan Documents
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We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Source Documents, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
August 11, 2025

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Exhibit A

Selected Asset Number	Contract ID*	Selected Asset Number	Contract ID*	Selected Asset Number	Contract ID*	Selected Asset Number	Contract ID*
1	3046*****	41	2557*****	81	2508*****	121	2813*****
2	2568*****	42	2790*****	82	2804*****	122	2716*****
3	2613*****	43	2742*****	83	2728*****	123	2722*****
4	2526*****	44	2446*****	84	2737*****	124	2702*****
5	2367*****	45	3014*****	85	2397*****	125	2504*****
6	2853*****	46	2583*****	86	2888*****	126	2801*****
7	2264*****	47	2787*****	87	2918*****	127	2787*****
8	2838*****	48	2515*****	88	2721*****	128	2663*****
9	2661*****	49	2581*****	89	2703*****	129	2779*****
10	2674*****	50	2832*****	90	2661*****	130	2640*****
11	2833*****	51	2743*****	91	2499*****	131	2774*****
12	3021*****	52	2771*****	92	2815*****	132	2898*****
13	2447*****	53	2708*****	93	2636*****	133	2803*****
14	2667*****	54	2851*****	94	2812*****	134	2650*****
15	2706*****	55	2740*****	95	2614*****	135	2837*****
16	2916*****	56	2946*****	96	2447*****	136	2890*****
17	2737*****	57	2779*****	97	2652*****	137	2663*****
18	2727*****	58	2718*****	98	2672*****	138	2590*****
19	2666*****	59	3035*****	99	2712*****	139	2434*****
20	2750*****	60	2746*****	100	2721*****	140	2721*****
21	2738*****	61	2342*****	101	2750*****	141	2745*****
22	2715*****	62	2751*****	102	2637*****	142	2787*****
23	2708*****	63	2619*****	103	2582*****	143	2791*****
24	2463*****	64	2707*****	104	2511*****	144	3036*****
25	2847*****	65	2644*****	105	2498*****	145	2877*****
26	2767*****	66	2819*****	106	2744*****	146	2742*****
27	2809*****	67	2468*****	107	2981*****	147	2662*****
28	2718*****	68	2233*****	108	3012*****	148	2936*****
29	2669*****	69	2622*****	109	2648*****	149	2703*****
30	2714*****	70	2787*****	110	2706*****	150	2594*****
31	2719*****	71	2557*****	111	2760*****
32	2722*****	72	2967*****	112	2731*****
33	2602*****	73	2750*****	113	2416*****
34	2575*****	74	2742*****	114	2753*****
35	2734*****	75	2632*****	115	2681*****
36	2702*****	76	2758*****	116	2802*****
37	2984*****	77	2699*****	117	2896*****
38	2897*****	78	2846*****	118	2810*****
39	2784*****	79	2757*****	119	2600*****
40	3038*****	80	2943*****	120	2794*****

A-1